SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 1, 1998

                             Washington Mutual, Inc.
             (Exact Name of Registrant as specified in its charter)

        Washington                 0-25188                    91-1653725
(State or Other Jurisdiction  (Commission File Number)      (IRS Employer
   of Incorporation)                                     Identification No.)


                  1201 Third Avenue, Seattle, Washington 98101
                 Address of Principal Executive Office Zip Code

                                  206-461-2000
                Registrant's telephone number including area code


     Item 2. Acquisition or Disposition of Assets.

     Pursuant to an Agreement and Plan of Merger dated as of March 16, 1998 between the Registrant and H. F. Ahmanson & Company ("Ahmanson"), Ahmanson merged with and into the Registrant at 2:00 p.m. PST on October 1, 1998 (the "Merger"). As consideration for the Merger, holders of Ahmanson common stock received in exchange for each share of Ahmanson common stock held the right to receive 1.68 shares of the Registrant's common stock, with cash being paid in lieu of fractional shares. As a result of the Merger, the Registrant issued approximately 205,582,840 shares of its common stock.

     Ahmanson, with consolidated assets of approximately $46.68 billion at December 31, 1997, is a residential real estate and consumer and business financial services company. Ahmanson's principal asset was the capital stock of Home Savings of America, FSB, a federally chartered savings bank ("Home Savings"), and a wholly owned subsidiary of Ahmanson. As of 11:00 p.m. PST on October 3, 1998, Home Savings was merged with and into Washington Mutual Bank, FA, a federally chartered savings association and wholly owned subsidiary of the Registrant. Home Savings conducted the majority of its retail banking operations in California. At December 31, 1997, Ahmanson had 370 branch offices located in three states and 126 loan offices in nine states.

Item 7.  Financial Statements and Exhibits.

     (a) Financial Statements of business acquired

     (1) The financial statements required by this item are incorporated herein by reference to Item 1 of Ahmanson's Annual Report for the year ended December 31, 1997 on Form 10-K dated March 30, 1998 (File No. 1-8930).

     (2) Unaudited financial statements at or for the nine months ended September 30, 1988 and 1997. Certain reclassifications have been made to the Ahmanson financial statements to conform to the Registrant's presentation.


     (b) Pro forma financial information

     (1) Year Ended December 31, 1997. The pro forma financial information required by this item is incorporated herein by reference to pages 68 through 79, inclusive, of the Registrant's Registration Statement on Form S-4 as filed with the Commission on July 27, 1998 (Registration No. 333-52785).

     (2) At or For the Nine Months Ended September 30, 1998.

               (A)      Statement of Income.
               (B)      Statement of Financial Position.

     (c) Exhibits

     Exhibit No. 2. Plan of Acquisition, Reorganization, Arrangement, Liquidation or Succession. Incorporated herein by reference to Item 7(c).3 of the Registrant's Current Report on Form 8-K/A dated March 17, 1998 (File No. 0-25188).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WASHINGTON MUTUAL, INC.


Date:  November 30, 1998             By:  /s/ Fay L. Chapman
                                          Fay L. Chapman
                                          Executive Vice President and
                                           General Counsel

                    H. F. AHMANSON & COMPANY AND SUBSIDIARIES
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)
                      (in thousands, except per share data)

                                                                                         Nine Months Ended
                                                                                           September 30,
                                                                            ----------------------------------------
                                                                                    1998                  1997
                                                                            -------------------  -------------------
INTEREST INCOME
Loans                                                                       $        1,947,300    $        1,733,260
Investments                                                                            797,581               818,452
                                                                            -------------------   ------------------
     Total interest income                                                           2,744,881             2,551,712

INTEREST EXPENSE
Deposits                                                                             1,181,091             1,114,967
Borrowings                                                                             505,908               488,944
                                                                            -------------------   ------------------
     Total interest expense                                                          1,686,999             1,603,911
                                                                            -------------------   ------------------
Net interest income                                                                  1,057,882               947,801
Provision for loan losses                                                                1,747                35,272
                                                                            -------------------   ------------------
Net interest income after provision for loan losses                                  1,056,135               912,529

OTHER INCOME
Depositor and other retail banking fees                                                 87,993                87,076
Loan servicing income                                                                   41,412                41,138
Securities fees and commissions                                                         27,615                17,574
Insurance fees and commissions                                                          10,578                12,231
Mortgage banking gains                                                                  32,228                14,824
Loss on sale of other assets                                                            (1,854)                 (384)
Write down of loans securitized and retained                                           (23,065)              (39,772)
Gain on sales of retail deposit branch systems                                         289,040                57,566
Other operating income                                                                  61,029                48,371
                                                                            -------------------   ------------------
     Total other income                                                                524,976               238,624

OTHER EXPENSE
Salaries and employee benefits                                                         298,882               283,987
Occupancy and equipment                                                                140,143               130,945
Telecommunications and outsourced information services                                  37,387                30,734
Regulatory assessments                                                                  21,113                19,053
Transaction-related expense                                                             23,159                     -
Amortization of intangible assets arising from acquisitions                             36,798                19,289
Foreclosed asset expense                                                                23,387                58,107
Other operating expense                                                                127,936               125,889
                                                                            -------------------   ------------------
     Total other expense                                                               708,805               668,004
                                                                            -------------------   ------------------
Income before provision for income taxes                                               872,306               483,149
Provision for income taxes                                                             334,500               179,303
                                                                            -------------------   ------------------
NET INCOME                                                                  $          537,806    $          303,846
                                                                            ===================   ==================
Net income attributable to common stock                                     $          525,807    $          278,623
                                                                            ===================   ==================
Net income per common share:
     Basic                                                                  $             4.80    $             2.84
     Diluted                                                                              4.44                  2.61
Average number of common shares used to calculate net
 income per common share:
     Basic                                                                         109,494,403            98,183,547
     Diluted                                                                       120,417,604           111,857,195

            See Notes to Condensed Consolidated Financial Statements.

                    H. F. AHMANSON & COMPANY AND SUBSIDIARIES
       CONDENSED CONSOLIDATED STATEMENT OF FINANCIAL POSITION (Unaudited)
                             (dollars in thousands)

                                                                                                         September 30,
                                                                                                              1998
                                                                                                      -----------------
ASSETS
Cash                                                                                                  $         565,601
Cash equivalents                                                                                                129,034
Investments:
     Available-for-sale securities, amortized cost $8,906,496:
          Mortgage-backed securities ("MBS")                                                                  9,144,966
          Investment securities                                                                                  11,260
     Held-to-maturity securities, fair value $3,801,310:
          MBS                                                                                                 3,798,440
          Investment securities                                                                                   2,412
                                                                                                      -----------------
               Total investments                                                                             12,957,078
Loans:
     Loans held in portfolio                                                                                 33,819,309
     Loans held for sale                                                                                        585,151
     Reserve for loan losses                                                                                   (450,330)
                                                                                                      -----------------
          Total loans                                                                                        33,954,130
Investment in Federal Home Loan Bank ("FHLB")                                                                   537,396
Foreclosed assets                                                                                               142,303
Premises and equipment                                                                                          366,030
Intangible assets arising from acquisitions                                                                     760,790
Mortgage servicing rights ("MSR")                                                                               142,921
Other assets                                                                                                    814,465
                                                                                                      -----------------
     Total assets                                                                                     $      50,369,748
                                                                                                      =================

LIABILITIES
Deposits:
     Checking accounts                                                                                $       3,808,265
     Savings accounts and money market deposit accounts                                                       9,610,217
     Time deposit accounts                                                                                   20,364,445
                                                                                                      -----------------
          Total deposits                                                                                     33,782,927
Federal funds purchased                                                                                         905,000
Securities sold under agreements to repurchase                                                                1,975,000
Advances from FHLB                                                                                            6,204,034
Other borrowings                                                                                              2,402,141
Other liabilities                                                                                             1,485,677
                                                                                                      -----------------
     Total liabilities                                                                                       46,754,779

STOCKHOLDERS' EQUITY
Common stock,  $0.01 par value,  220,000,000  shares  authorized  -  122,392,902
   shares issued and outstanding                                                                                  1,224
Capital surplus-common stock                                                                                  1,004,357
Accumulated other comprehensive income                                                                           23,936
Retained earnings                                                                                             2,585,452
                                                                                                      -----------------
     Total stockholders' equity                                                                               3,614,969
                                                                                                      -----------------
     Total liabilities and stockholders' equity                                                       $      50,369,748
                                                                                                      =================

            See Notes to Condensed Consolidated Financial Statements.

                    H. F. AHMANSON & COMPANY AND SUBSIDIARIES
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
                                 (in thousands)

                                                                                            Nine Months Ended
                                                                                              September 30,
                                                                              -----------------------------------------
                                                                                       1998                  1997
                                                                              -------------------    ------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                    $           537,806    $          303,846
Adjustments to reconcile net income to net cash provided
 by operating activities:
     Provision for losses on loans and real estate                                         23,586                80,805
     Depreciation and amortization                                                        100,059                74,715
     Proceeds from sales of loans held for sale                                         4,122,074             2,206,542
     Origination of loans held for sale                                                (4,121,942)           (1,171,025)
     Loan origination fees deferred                                                       (39,488)              (14,541)
     Increase in other liabilities                                                        294,315               207,536
     Other, net                                                                           (79,647)              (87,122)
                                                                              -------------------    ------------------
            Net cash provided by operating activities                                     836,763             1,600,756

CASH FLOWS FROM INVESTING ACTIVITIES
Principal payments on MBS                                                               2,046,501             1,073,866
Decrease (increase) in loans                                                            2,447,030               (92,780)
Cash and cash equivalents from Coast acquisition                                          399,590                     -
Proceeds from sales of foreclosed assets                                                  249,974               332,028
Other, net                                                                                 51,188               105,874
                                                                              -------------------    ------------------
            Net cash provided by investing activities                                   5,194,283             1,418,988

CASH FLOWS FROM FINANCING ACTIVITIES
Decrease in deposits                                                                   (1,646,727)           (1,158,935)
Deposits sold                                                                          (3,235,644)           (1,167,693)
(Decrease) increase in borrowings maturing in 90 days or less                          (1,436,907)               72,368
Proceeds from other borrowings                                                          5,420,893             4,966,561
Repayments on other borrowings                                                         (5,328,153)           (6,044,920)
Redemption of Preferred Stock, Series C                                                  (195,000)                     -
Common stock purchased for treasury                                                       (24,082)             (372,420)
Cash dividends paid                                                                       (85,595)              (90,201)
Other, net                                                                                 35,697                     -
                                                                              -------------------    ------------------
            Net cash used in financing activities                                      (6,495,518)           (3,795,240)
                                                                              -------------------    ------------------
Decrease in cash and cash equivalents                                                    (464,472)             (775,496)
Cash and cash equivalents, beginning of period                                          1,159,107             1,443,860
                                                                              -------------------    ------------------
Cash and cash equivalents, end of period                                      $           694,635    $          668,364
                                                                              ===================    ==================

NONCASH INVESTING ACTIVITIES
Loans exchanged for MBS                                                       $         1,707,033    $          947,821
Real estate acquired through foreclosure                                                  155,368               240,253
Loans originated to facilitate the sale of foreclosed assets                                5,590                33,101

CASH PAID DURING THE PERIOD FOR
Interest on deposits                                                                    1,137,946             1,062,782
Interest on borrowings                                                                    510,166               478,327
Income taxes                                                                              216,489               194,852



            See Notes to Condensed Consolidated Financial Statements.

                    H. F. AHMANSON & COMPANY AND SUBSIDIARIES
              NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1:     EARNINGS PER SHARE ("EPS")

     Basic EPS excludes dilution and is computed by dividing income attributable to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.

     Information used to calculate EPS was as follows:

                                                                  Nine Months Ended September 30,
                                           ------------------------------------------------------------------------------
                                                           1998                                    1997
                                           --------------------------------------  --------------------------------------
                                             Income        Shares      Per Share     Income        Shares       Per Share
                                           (numerator)  (denominator)   Amounts    (numerator)  (denominator)   Amounts
                                           -----------  -------------- ----------  ------------ --------------  ---------
                                                        (dollars in thousands, except per share amounts)
  Basic EPS:
    Net income                               $537,806                                 $303,846
    Less:  preferred stock dividends          (11,999)                                 (25,223)
                                           ----------                              -----------
    Income attributable to common
      shareholders                           $525,807     109,494,403    $4.80        $278,623     98,183,547    $2.84
                                           ==========                              ===========

  Diluted EPS:
    Net income                               $537,806                                 $303,846
    Less:  preferred stock dividends           (2,730)                                 (12,285)
    Effect of dilutive securities:
      Stock options and convertible stock           -      10,923,201                        -     13,673,648
                                           ----------   -------------              -----------   ------------
    Income attributable to common
      shareholders and assumed
      conversions                            $535,076     120,417,604     $4.44       $291,561    111,857,195    $2.61
                                           ==========   =============              ===========   ============


NOTE 2:     COMPREHENSIVE INCOME

     H.F. Ahmanson & Company ("Ahmanson" or the "Company") adopted Statement of Financial Accounting Standards ("SFAS") No. 130, "Reporting Comprehensive Income," effective January 1, 1998. The standard requires that comprehensive income and its components be disclosed in the financial statements. Ahmanson's comprehensive income included all items which comprise net income plus the unrealized holding gains on available-for-sale securities. For the nine months ended September 30, 1998 and 1997, Ahmanson's comprehensive income was as follows:

                                                                                        Nine Months Ended
                                                                                          September 30,
                                                                                   --------------------------
                                                                                       1998         1997
                                                                                   ------------ -------------
                                                                                         (in thousands)
  Net income                                                                          $537,806       $303,846
  Other comprehensive (loss)                                                            (7,182)       (35,189)
                                                                                  ------------  -------------
    Total comprehensive income                                                        $530,624       $268,657
                                                                                   ============ =============

                    H. F. AHMANSON & COMPANY AND SUBSIDIARIES
        NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Continued)
                                   (Unaudited)


NOTE 3: THE AHMANSON MERGER

     On March 17, 1998, Washington Mutual, Inc. ("Washington Mutual" ) and Ahmanson announced the signing of a definitive merger agreement. The merger was approved by the shareholders of both companies at special meetings held on August 28, 1998. Holders of Washington Mutual common stock and holders of Washington Mutual preferred stock also approved an amendment to Washington Mutual's Articles of Incorporation to increase the number of authorized shares of common stock from 800 million shares to 1.6 billion shares. The merger was approved by the Office of Thrift Supervision in September 1998.

     The merger was effective on October 1, 1998 and was accounted for as a pooling of interests. Each share of Ahmanson common stock was converted into the right to receive 1.68 shares of Washington Mutual common stock, with cash paid in lieu of fractional shares. In connection with the merger, approximately 205,582,840 shares of Washington Mutual common stock were issued. On October 3, 1998, Washington Mutual merged Ahmanson's banking subsidiary, Home Savings of America, FSB, into Washington Mutual's indirectly-owned subsidiary, Washington Mutual Bank, FA.


NOTE 4: OTHER BORROWINGS

     Other borrowings included Company-obligated mandatorily redeemable capital securities of Ahmanson's subsidiary trust holding solely $148.6 million aggregate principal amount of subordinated deferrable interest debentures of Ahmanson as of September 30, 1998.

NOTE 5: EFFECT OF RECENTLY ISSUED OR ADOPTED ACCOUNTING STANDARDS

     SFAS No. 131, "Disclosures About Segments of an Enterprise and Related Information," was issued in June 1997 and redefined how operating segments are determined. SFAS No. 131 requires disclosure of certain financial and descriptive information about a company's operating segments. This statement was adopted by the Company on January 1, 1998. Provisions of this statement require annual disclosure in the year of adoption and interim reporting for periods thereafter. This statement did not affect the results of operations or financial position of the Company.

     SFAS No. 132, "Employers' Disclosure about Pensions and Other Postretirement Benefits," was issued in February 1998 and standardizes the annual disclosure requirements for pensions and other postretirement benefits. This statement did not affect the results of operations or financial position of the Company. SFAS No. 132 was adopted by the Company as of January 1, 1998.

     SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," was issued in June 1998 and establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. The statement is effective for all fiscal years beginning after June 15, 1999. The effect of the adoption of the provisions of this statement on the results of operations or the financial position of the merged entity has not yet been determined.

     SFAS No. 134, "Accounting for Mortgage-Backed Securities Retained after the Securitization of Mortgage Loans Held for Sale by a Mortgage Banking Enterprise," was issued in October 1998. Prior to issuance of SFAS No. 134, when a mortgage banking company securitized loans held for sale but did not sell the security in the secondary market, the security was classified as trading. SFAS No. 134 requires that the security be classified in accordance with SFAS No. 115 as either trading, available-for-sale or held-to-maturity according to
Washington Mutual's intent unless Washington Mutual has already committed to sell the security before or during the securitization process. The statement is effective for all fiscal years beginning after December 15, 1998. This statement is not expected to have a material effect on the results of operations or financial position of the merged entity.

                         WASHINGTON MUTUAL AND AHMANSON
                         PRO FORMA COMBINED CONSOLIDATED
                         STATEMENT OF INCOME (Unaudited)
                      Nine Months Ended September 30, 1998

                                                                               Pro Forma Adjustments
                                                                             -------------------------
                                                                                                           Pro Forma
                                                  Washington                                               Including
                                                    Mutual       Ahmanson        Debit       Credit        Ahmanson
                                               --------------  ------------- ------------ ------------  -------------
                                                         (dollars in thousands, except per share amounts)
INTEREST INCOME
Loans                                          $  4,154,969   $   1,947,300  $            $             $  6,102,269
Investments                                       1,484,247         797,581                                2,281,828
                                               ------------   -------------  ------------ ------------  ------------
     Total interest income                        5,639,216       2,744,881            -            -      8,384,097
INTEREST EXPENSE
Deposits                                          1,540,445       1,181,091                                2,721,536
Borrowings                                        1,943,285         505,908                                2,449,193
                                               ------------   -------------  ------------ ------------  ------------
     Total interest expense                       3,483,730       1,686,999            -            -      5,170,729
                                               ------------   -------------  ------------ ------------  ------------
Net interest income                               2,155,486       1,057,882            -            -      3,213,368
Provision for loan losses                           126,998           1,747                                  128,745
                                               ------------   -------------  ------------ ------------  ------------
Net interest income after provision for
 loan losses                                      2,028,488       1,056,135            -            -      3,084,623
OTHER INCOME
Depositor and other retail banking fees             319,042          87,993                                  407,035
Loan servicing income                                49,729          41,412                                   91,141
Securities fees and commissions                     118,155          27,615                                  145,770
Insurance fees and commissions                       36,349          10,578                                   46,927
Mortgage banking gains                               69,644          32,228                                  101,872
Gain (loss) on sale of other assets                  25,318          (1,854)                                  23,464
Write down of loans securitized and retained        (18,371)        (23,065)                                 (41,436)
Gain on sale of retail deposit branch system              -         289,040                                  289,040
Other operating income                               90,466          61,029                                  151,495
                                               ------------   -------------  ------------ ------------  ------------
     Total other income                             690,332         524,976            -            -      1,215,308

OTHER EXPENSE
Salaries and employee benefits                      600,444         298,882                                  899,326
Occupancy and equipment                             227,260         140,143                                  367,403
Telecommunications and outsourced information
 services                                           153,114          37,387                                  190,501
Regulatory assessments                               27,457          21,113                                   48,570
Transaction-related expense                          53,588          23,159                                   76,747
Amortization of intangible assets arising from
 acquisitions                                        40,761          36,798                                   77,559
Foreclosed asset (income) expense                    (5,945)         23,387                                   17,442
Other operating expense                             337,577         127,936                                  465,513
                                               ------------   -------------  ------------ ------------  ------------
     Total other expense                          1,434,256         708,805            -            -      2,143,061
                                               ------------   -------------  ------------ ------------  ------------
Income before provision for income taxes          1,284,564         872,306            -            -      2,156,870
Provision for income taxes                          480,564         334,500                                  815,064
Provision for payments in lieu of taxes              11,961               -                                   11,961
                                               ------------   -------------  ------------ ------------  ------------
NET INCOME                                     $    792,039   $     537,806  $        -   $         -   $  1,329,845
                                               ============   =============  ============ ============  ============
Net income attributable to common stock        $    788,096   $     525,807  $        -   $         -   $  1,313,903
                                               ============   =============  ============ ============  ============
Net income per common share:
     Basic                                     $       2.10   $        4.80                             $       2.35
     Diluted                                           2.10            4.44                                     2.29
Average number of common shares used to
 calculate net income per common share:
     Basic                                      374,879,413     109,494,403                              558,830,010
     Diluted                                    376,117,035     120,417,604                              578,418,610

        See Note to Pro Forma Combined Consolidated Financial Statements.

                         WASHINGTON MUTUAL AND AHMANSON
                         PRO FORMA COMBINED CONSOLIDATED
                   STATEMENT OF FINANCIAL POSITION (Unaudited)
                               September 30, 1998

                                                                                          Pro Forma Adjustments
                                                                                       -----------------------------
                                                                                                                       Pro Forma
                                                             Washington                                                Including
                                                               Mutual      Ahmanson        Debit        Credit         Ahmanson
                                                         --------------  -------------  ------------   -----------   -------------
                                                                                      (in thousands)
ASSETS
Cash                                                     $   1,313,409  $     565,601  $         -    $  232,000 (1)    1,647,010
Cash equivalents                                                40,750        129,034                                     169,784
Investments:
     Trading securities                                         38,452              -                                      38,452
     Available-for-sale securities:
          MBS                                               17,899,773      9,144,966                                  27,044,739
          Investment securities                                556,209         11,260                                     567,469
     Held-to-maturity securities:
          MBS                                               11,283,139      3,798,440                                  15,081,579
          Investment securities                                130,790          2,412                                     133,202
                                                         -------------  -------------  ------------   ----------    -------------
               Total investments                            29,908,363     12,957,078            -             -       42,865,441
Loans:
     Loans held in portfolio                                72,010,875     33,819,309                                 105,830,184
     Loans held for sale                                     1,083,435        585,151                                   1,668,586
     Reserve for loan losses                                  (647,233)      (450,330)                                 (1,097,563)
                                                         -------------  -------------  ------------   ----------    -------------
          Total loans                                       72,447,077     33,954,130            -             -      106,401,207
Investment in FHLBs                                          1,408,871        537,396                                   1,946,267
Foreclosed assets                                              157,500        142,303                                     299,803
Premises and equipment                                       1,077,958        366,030            -       141,000 (1)    1,302,988
Intangible assets arising from acquisitions                    316,398        760,790                                   1,077,188
MSR                                                            262,340        142,921                                     405,261
Other assets                                                 1,465,323        814,465                                   2,279,788
                                                         -------------  -------------  ------------   ----------    -------------
     Total assets                                        $ 108,397,989  $  50,369,748  $         -    $  373,000    $ 158,394,737
                                                         =============  =============  ============   ==========    =============

LIABILITIES
Deposits:
     Checking accounts                                   $   8,133,689  $   3,808,265  $         -    $        -    $  11,941,954
     Savings accounts and money market
      deposit accounts                                      17,033,630      9,610,217                                  26,643,847
     Time deposit accounts                                  25,391,716     20,364,445                                  45,756,161
                                                         -------------  -------------  ------------   ----------    -------------
          Total deposits                                    50,559,035     33,782,927            -             -       84,341,962
Federal funds purchased and commercial paper                 4,448,523        905,000                                   5,353,523
Securities sold under agreements to repurchase              13,991,989      1,975,000                                  15,966,989
Advances from FHLBs                                         26,795,229      6,204,034                                  32,999,263
Other borrowings                                             3,288,679      2,402,141                                   5,690,820
Other liabilities                                            3,513,547      1,485,677      116,000 (1)         -        4,883,224
                                                         -------------  -------------  -----------    ----------    -------------
     Total liabilities                                     102,597,002     46,754,779      116,000             -      149,235,781

STOCKHOLDERS' EQUITY
Common stock                                                         -          1,224        1,224 (2)         -                -
Capital surplus-common stock                                 1,975,074      1,004,357            -         1,224 (2)    2,980,655
Accumulated other comprehensive income                         159,488         23,936                                     183,424
Retained earnings                                            3,666,425      2,585,452      257,000 (1)         -        5,994,877
                                                         -------------  -------------  -----------    ----------    -------------
     Total stockholders' equity                              5,800,987      3,614,969      258,224         1,224        9,158,956
                                                         -------------  -------------  -----------    ----------    -------------
     Total liabilities and stockholders' equity          $ 108,397,989  $  50,369,748  $   374,224    $    1,224    $ 158,394,737
                                                         =============  =============  ===========    ==========    =============

        See Note to Pro Forma Combined Consolidated Financial Statements.

                          WASHINGON MUTUAL AND AHMANSON
                     NOTE TO PRO FORMA COMBINED CONSOLIDATED
                         STATEMENT OF FINANCIAL POSITION
                                   (Unaudited)


NOTE 1: PRO FORMA ADJUSTMENTS

     The pro forma adjustments reflected in the accompanying unaudited pro forma combined consolidated statement of financial position of Washington Mutual and Ahmanson as of September 30, 1998 give effect to the following adjustments:

     (1) Transaction-related expenses anticipated to be recorded by Washington Mutual in the fourth quarter of 1998 are included in the pro forma statement of financial position as of September 30,1998. Such transaction-related expenses are summarized in the following table (in thousands):

               Cash expenses:
                  Investment banking and professional fees         $ 51,000
                  Severance and benefits                            165,000
                  Contract termination fees                          16,000
                                                                  ----------
                      Total cash expenses                           232,000
                Premises and equipment                              141,000
                                                                  ----------
                      Total expenses                                373,000
                Tax benefit                                        (116,000)
                                                                  ----------
                      Net expenses                                 $257,000
                                                                  ==========

     (2) Conversion of Ahmanson Common Stock to Washington Mutual Common Stock (no par value).

                                  EXHIBIT INDEX



Exhibit Number                              Description

     2.                  Plan  of  Acquisition,  Reorganization,   Arrangement,
                         Liquidation or Succession. (Incorporated herein by reference to Item 7(c).3 of the Registrant's Current Report on Form 8-K/A dated March 17, 1998
                         (File No. 0-25188)).